UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

GRIID Infrastructure Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39872	85-3477678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2577 Duck Creek Road
Cincinnati, Ohio		45212
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 513 268-6185

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRDI	Nasdaq Global Market
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GRDI-W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Ava Data LLC Agreements

On July 31, 2024 Ava Data LLC, a Delaware limited liability company (“Ava Data”) and wholly owned subsidiary of GRIID Infrastructure Inc., a Delaware corporation (“GRIID”), entered into two PowerFlex Agreements with the Tennessee Valley Authority (“TVA”) and the City of Lenoir City, Tennessee, pursuant to which Ava Data will participate in TVA’s Emergency Interruptions and Capacity Interruptions product types (collectively, the “Ava Data PowerFlex Agreements”). PowerFlex is a demand response program offered by TVA which offers participants monetary credit in exchange for temporarily reducing electricity demand during periods of high system demand. The Ava Data PowerFlex Agreements replace the Interruptible Power Product Agreement dated as of May 20, 2022, by and between Ava Data and TVA.

Under the terms of the Ava Data PowerFlex Agreements, during an interruption that TVA determines, in its sole judgment, is necessary or appropriate to reduce power demand on TVA’s system or any part of TVA’s system (“Capacity Interruption”) or an interruption that TVA determines, in its sole judgment, is necessary or appropriate to address the reliability of the TVA system or the reliability of any portion of the TVA system (“Emergency Interruption”), Ava Data will reduce its power demand requirements so that it is less than or equal to 750 kW during either such interruption.

TVA may designate Capacity Interruptions, at any time, once per calendar day, upon thirty minutes notice, for up to 96 hours in any period of time from October 1 through September 30 each year. Each Capacity Interruption will be between two and four hours in duration. TVA may also designate Emergency Interruptions at any time, for any length of time, and with no daily frequency limit, upon five minutes notice, provided, however, if TVA’s system conditions allow, in TVA’s sole judgment, TVA may contact GRIID to allow it to resume taking some or all of its load requirements, subject to the terms of the Ava Data PowerFlex Agreements, for a temporary period during an Emergency Interruption.

For Ava Data’s participation in the PowerFlex program, TVA will compensate Ava Data with a monthly credit to its power invoice per kW of average monthly power demand from Ava Data.

The foregoing descriptions of the Ava Data PowerFlex Agreements are qualified in their entirety by reference to the Ava Data PowerFlex Agreements, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Union Data Agreements

On August 1, 2024, Union Data Diner LLC, a Delaware limited liability Company and wholly owned subsidiary of GRIID (“Union Data”), entered into an amendment to a power supply agreement dated October 1, 2019 made and entered into among Union Data, Knoxville Utilities Board (“KUB”) and TVA pursuant to which Union Data will increase its power supply contract demand from 780 kW to 5,000 kW for on-peak demand and held off-peak demand unchanged at 6,800 kW (the “Union Data Power Supply Agreement”).

In addition to the Union Data Power Supply Agreement, effective August 1, 2024, Union Data entered into a PowerFlex Agreement (the “Union Data PowerFlex Agreement”) with TVA and the KUB, pursuant to which Union Data will participate in TVA’s Emergency Interruptions and Capacity Interruptions product types. Under the terms of the Union Data PowerFlex Agreement, during a Capacity Interruption or an Emergency Interruption, Union Data will reduce its power demand requirements so that it is less than or equal to 350 kW during either interruption.

Under the Union Data PowerFlex Agreement, TVA may designate Capacity Interruptions, at any time, once per calendar day, upon thirty minutes notice, for up to 96 hours in any period of time from October 1 through September 30 of each year. Each Capacity Interruption will be between two and four hours in duration. TVA may also designate Emergency Interruptions at any time, for any length of time, and with no daily frequency limit, upon five minutes notice, provided, however, if TVA’s system conditions allow, in TVA’s sole judgment, TVA may contact Union Data to allow it to resume taking some or all of its load requirements, subject to the terms of the PowerFlex Agreement, for a temporary period during an Emergency Interruption.

For Union Data’s participation in the PowerFlex program, TVA will compensate Union Data with a monthly credit to its power invoice per kW of average monthly power demand from Union Data.

The foregoing descriptions of the Union Data Power Supply Agreement and Union Data PowerFlex Agreement are qualified in their entirety by reference to the Union Data Power Supply Agreement and Union Data PowerFlex Agreement, which are attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit Number	Description

10.1	PowerFlex Agreement, dated July 31, 2024, among Ava Data LLC, the City of Lenoir City, Tennessee, and Tennessee Valley Authority
10.2	PowerFlex Agreement, dated July 31, 2024, among Ava Data LLC, the City of Lenoir City, Tennessee, and Tennessee Valley Authority
10.3	Amendment to Power Supply Contract, dated August 1, 2024, between the Union Data Diner LLC, the Knoxville Utilities Board and Tennessee Valley Authority
10.4	PowerFlex Agreement, dated August 1, 2024, among Union Data Diner LLC, the Knoxville Utilities Board, and Tennessee Valley Authority
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIID INFRASTRUCTURE INC.

Date:	August 6, 2024	By:	/s/ Allan J. Wallander
Allan J. Wallander Chief Financial Officer